UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  December 15, 2010

InfoLogix, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-125575	20-1983837
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

101 E. County Line Road, Hatboro, Pennsylvania	19040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 604-0691

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Amendment No.1 is intended to file under Item 9.01 below, the Written Consent and Voting Agreement previously with the Commission as Exhibit 10.1 under Item 9.01 of the Current Report on Form 8-K, dated December 15, 2010 and filed by InfoLogix, Inc. (the “Company”) on December 16, 2010.  The copy of the Written Consent and Voting Agreement contained an erroneous version of Schedule 1 to that agreement.  The agreement with the corrected Schedule 1 is attached as Exhibit 10.1 to this Amendment No. 1.  Accordingly, this Amendment No.1 deletes in its entirety the previously filed Exhibit 10.1 and replaces it with the attached Exhibit 10.1.

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of December 15, 2010, by and among Stanley Black & Decker, Inc., Iconic Merger Sub, Inc., and InfoLogix, Inc. (1)

3.1	Amended and Restated By-laws of the InfoLogix, Inc., effective as of December 15, 2010. (1)

10.1	Written Consent and Voting Agreement, dated as of December 15, 2010, by and among Stanley Black & Decker, Inc., Hercules Technology I, LLC and Hercules Technology Growth Capital, Inc.

99.1	Press release issued by InfoLogix, Inc., dated December 15, 2010. (1)

(1)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2010.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOLOGIX, INC.

Date: December 16, 2010	By:	/s/ John A. Roberts
John A. Roberts
Chief Financial Officer

Exhibit Index

2.1	Agreement and Plan of Merger, dated as of December 15, 2010, by and among Stanley Black & Decker, Inc., Iconic Merger Sub, Inc., and InfoLogix, Inc. (1)

3.1	Amended and Restated By-laws of the InfoLogix, Inc., effective as of December 15, 2010. (1)

10.1	Written Consent and Voting Agreement, dated as of December 15, 2010, by and among Stanley Black & Decker, Inc., Hercules Technology I, LLC and Hercules Technology Growth Capital, Inc.

99.1	Press release issued by InfoLogix, Inc., dated December 15, 2010. (1)

(1)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2010.